SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2004



                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)



          Delaware                     0-16375                 94-3018487
          ---------                    --------                ----------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                            Identification No.)

                                2711 Citrus Road
                        Rancho Cordova, California 95742
                                 (916) 858-5100
          (Address and telephone number of principal executive offices)




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Item 7.   Financial Statements and Exhibits.

          Exhibit No.          Exhibit Description
          -----------          -------------------

          99.1                 Press release announcing second quarter results

Item 12.  Results of Operations and Financial Condition.

     ThermoGenesis Corp. announced its results for the second quarter ending December 31, 2003, on a press release, furnished as Exhibit 99.1.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THERMOGENESIS CORP.,
                                        a Delaware corporation



Dated:  February 13, 2004           /s/ Renee M. Ruecker
                                    --------------------------------------------
                                    Renee M. Ruecker,
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)